Exhibit 99.2

DG FastChannel and Enliven Marketing Technologies management will host a conference call to review the transaction described below:

Conference Call:

Thursday, May 8, 2008 at 11:00 a.m. EDT

Dial-in number:

800/954-0629

Webcast:

www.dgfastchannel.com

Replay information provided below.

News Announcement		For Immediate Release

For more information contact:
Omar Choucair	Joseph Jaffoni	Ann Charles
Chief Financial Officer	Jaffoni & Collins	Enliven Marketing Technologies
DG FastChannel, Inc.	212/835-8500	212/201-0836
972/581-2000	dgit@jcir.com	acharles@enliven.com

DG FASTCHANNEL® AND ENLIVEN MARKETING TECHNOLOGIES TO MERGE

CREATING LEADING DIGITAL ADVERTISING SOLUTIONS COMPANY

- Combined Entity to Offer Advanced Digital Media Services, Ad Distribution,
Internet Marketing and Online and Mobile Advertising Solutions -

- Transaction Valued at Approximately $98.0 Million -

DALLAS, TX and New York, (May 8, 2008) – DG FastChannel, Inc. (NASDAQ: DGIT) and Enliven Marketing Technologies Corporation (NASDAQ: ENLV) (“Enliven”) announced today that they have entered into a definitive agreement to merge in a stock-for-stock transaction.  The merger will combine DG FastChannel’s leadership in traditional advertising and media distribution services with Enliven’s groundbreaking digital marketing technologies for online, mobile and in-game advertising solutions.  The proposed transaction values Enliven at approximately $98.0 million, inclusive of approximately $4.5 million of Enliven’s debt.  The transaction firmly establishes DG FastChannel as a full participant in the Internet and mobile advertising space.

The world’s most esteemed brands and agencies rely upon DG FastChannel to manage and distribute their valuable advertising assets including national and local television and cable, radio, and print advertising content.  DG FastChannel entered the new media sector in

-more-

mid-2007, when it acquired a 12% equity ownership interest in Enliven Marketing Technologies.  As a combined entity, DG FastChannel and Enliven will address the video market of the future more effectively, and the business combination will enhance the prospects of each company.

Commenting on the transaction, Scott K. Ginsburg, Chairman and CEO of DG FastChannel said, “The merger with Enliven increases the breadth of our next generation, digital media platform and brings our customers an integrated advertising solution featuring state-of-the-art technologies.  The incredible growth rates for online media, and specifically rich media advertising, have taken the world by storm, and brands and advertisers are seeking efficient solutions that bridge the gulf between traditional and new media.  This merger brings together two innovative companies, one whose history and expertise has been focused on traditional media distribution and the other whose core competencies are in the new media sector.  The combined company will deploy a robust platform for advertisers and agencies to harmonize both ‘offline’ and ‘online’ advertising campaigns.

“Both DG FastChannel and Enliven have developed best-in-class advertising toolsets, and provide the advertising community with advanced digital marketing solutions.  Given the proliferation of video outlets spanning traditional media outlets and Internet, mobile and other emerging new media distribution points, there is a compelling opportunity for the combined entity to provide advertisers with an easy-to-use, single workflow platform to meet the complex demands of the rapidly evolving media landscape.

“Our joint vision is to reach every critical viewing consumption point, provide workflow tools and related digital media services, and help advertisers generate efficiencies and the highest possible return on their marketing investments.”

The combined company will provide a broad range of digital media services including:

•                 Traditional media distribution capabilities reaching television, cable, and television and cable networks, radio stations, and print outlets;

•                 Digital technology services including one of the industry’s most innovative rich media ad solutions, 3-D, Hologram, HD3D applications, campaign management, mobile and Internet ad delivery and flexible reporting toolsets via the Unicast brand infrastructure;

•                 Best-in-class digital marketing strategy, creative, media planning and website development services leveraging the SpringBox interactive agency brand;

•                 Post production media services performed throughout seven full service U.S service centers and three international offices;

•                 Online business intelligence products including the world’s largest searchable database of television advertisements leveraging its SourceECreative® brand; and,

•                 Digital asset management and order management systems for ingest, archiving and collaborating virtually every type of media asset.

“Customers are demanding integrated solutions that facilitate management of rich and emerging digital marketing content across all medium,” said Patrick Vogt, CEO of Enliven.  “By combining DG FastChannels’ innovative media solutions with Enliven’s unique Internet marketing and advertising technology, we will deliver a technology platform that will drive efficiencies and enhancements across the entire advertising value chain.  Furthermore, DG FastChannel shares our industry vision and complements our strengths, namely technology leadership and customer focused innovation.”

Enliven’s Unicast technology enables publishers, advertisers, and their agencies to manage the complex process of deploying online and mobile advertising campaigns.  This process includes creating the advertising assets, selecting the sites on which the advertisements will be deployed, setting the campaign parameters (ad rotation, the frequency with which an ad may be deployed, and other metrics), deployment, and tracking campaign results.  Unicast was designed to integrate creative assembly with campaign management and detailed performance analysis.  In addition, Unicast has broad capabilities to deliver ad formats and media types, including several different video formats, 3-D content, and all classic and custom rich media ad units.  Unicast is technology agnostic, delivering advertisements that work seamlessly with all industry technologies and formats.

Mr. Ginsburg commented, “Over the past few years, strategic investments in research and development have enabled DG FastChannel to offer efficient, 24/7 short- and long-form digital delivery technologies capable of distributing both high definition and standard definition video content anywhere and everywhere.  Internet and mobile video advertising is currently the fastest growing advertising segment, and it’s widely expected that many additional digital media outlets will be established wherever the consumer is capable of watching a moving picture.  The combined entity will focus on this migration of content to computers, cell phones, smart phones, game players and other portable, mobile devices, while continuing to offer leading-edge solutions for television, cable, radio and print advertisers.

“Industry response to DG FastChannel/Enliven’s offering of joint products that allow advertisers and agencies to re-purpose and re-configure their valuable broadcast video assets has been positive.  The integration of our digital media services platform — order management, digital asset management and ad distribution functionality — in conjunction with Enliven’s capabilities to create, serve and measure rich media ads across thousands of on-line publishers will bring together a very competitive product portfolio.  Throughout this process, we will expand our relationships with advertisers and advertising agencies to distribute digital advertising content to any viable media outlet.”

Pursuant to the terms of the merger agreement, a wholly-owned subsidiary of DG FastChannel will merge into Enliven.  In the merger, each outstanding share of Enliven common stock will be converted into 0.051 shares of DG FastChannel common stock.  In the aggregate, DG FastChannel expects to issue approximately 4.5 million shares of DG FastChannel common stock (exclusive of shares already owned by DG FastChannel) in the transaction with the equity valued at approximately $83.3 million, based on the last reported sale price of $18.49 on the Nasdaq Global Market.  Upon consummation of the merger, DG FastChannel will have approximately 22.5 million shares of common stock outstanding, with current DG FastChannel shareholders owning approximately 80.0%, and current Enliven shareholders owning approximately 20.0% of the combined enterprise.  DG FastChannel will assume Enliven’s outstanding debt.

Mr. Vogt continued, “We are delighted to have structured this transaction in a manner that will allow Enliven shareholders to participate in the Company’s future growth as we join forces with DG FastChannel.  Together, DG FastChannel and Enliven will meet a wider set of customer needs and have a significantly greater opportunity to grow and expand into the emerging advertising markets.”

As part of the May 2007 strategic alliance between the two companies, DG FastChannel purchased 10,750,000 Enliven common shares (approximately 12.0% of the Company’s outstanding shares) in a private equity placement at a price of $0.40 per share, for an aggregate amount of $4.3 million.

In accordance with the merger agreement, DG FastChannel’s Board of Directors will be increased from seven to nine members, with Patrick Vogt and Harold D. Weatherson, both current Enliven Board members, joining the combined Board of Directors upon closing.  DG FastChannel’s Scott K. Ginsburg will be Chairman and CEO of the combined company and DG FastChannel’s CFO Omar Choucair will continue to serve in this capacity.  Patrick Vogt will continue to serve as Enliven’s Chief Executive Officer through closing assisting in integration of the two companies. The combined company will continue to be known as DG FastChannel.

In the twelve months ended December 31, 2007, the combined entity generated pro forma revenues of approximately $178.4 million and pro forma EBITDA of $57.9 million (assuming all 2007 acquisitions, as well as the pending Vyvx Ad Distribution business and the Enliven business and related operating synergies were effective as of January 1, 2007).  DG FastChannel expects to achieve operating and financial synergies based on the combination of the two companies’ respective digital distribution platforms.  The new entity expects to realize approximately $3 million of cost savings in its first full year of operation as a combined entity through the elimination of duplicative corporate overhead.  With common revenue sources (advertisers and brands), distributors (broadcasters, online publishers via the Internet, mobile devices, interactive entertainment devices), business targets (consumers), ownership and the Company’s intellectual property portfolio, the combination will pursue significant cross-promotional, delivery and new application opportunities.

Mr. Ginsburg added, “Financially, the merger with Enliven both expands and diversifies DG FastChannel’s revenue sources.  By adding Enliven’s digital marketing solutions to DG FastChannel’s ads distribution revenue base, DG FastChannel will also diversify its product offering as the advertising industry diversifies its advertising spending.  The transaction also provides significant opportunities for operational synergies and our shareholders will benefit from our proven ability to combine like businesses and drive superior returns.

“DG FastChannel in a separate press release today, reported 2008 first quarter results including a 47% rise in revenue, 58% increase in EBITDA and first quarter 2008 revenue from the delivery of high definition advertising of $3.6 million.  We remain very comfortable with our 2008 targets for revenue in a range of $126 million to $130 million and pro forma EBITDA in a range of approximately $44 million to $48 million.  This guidance does not include contributions from Vyvx or Enliven.”

The merger, expected to be completed during the third quarter of 2008, has been approved by the Board of Directors of DG FastChannel and Enliven Marketing Technologies and is subject to a vote of DG FastChannel and Enliven shareholders, regulatory approvals and other customary closing conditions.  Latham & Watkins LLP acted as legal advisor to DG FastChannel in the transaction.  Milbank, Tweed, Hadley & McCloy LLP acted as legal advisor to Enliven Marketing Technologies Corporation in the transaction.  BMO Capital Markets acted as financial advisor to DG FastChannel in the transaction.  Needham & Co. acted as financial advisor to Enliven Marketing Technologies in this transaction.

Conference Call and Webcast – Thursday, May 8, 2008

DG FastChannel and Enliven will be hosting a conference call and simultaneous webcast today, Thursday, May 8, 2008 at 11:00 a.m. EDT, both of which are open to the general public.  To access the conference call by telephone, interested parties may dial 800/954-0629.  Participants can access the webcast through DG FastChannel’s website at www.dgfastchannel.com.  Questions and answers will be taken only from participants on the conference call.  For the webcast, please allow 15 minutes to register and download and install any necessary software.  Following the call’s completion, a replay will also be available for 30 days on the Internet from DG FastChannel’s website.

About DG FastChannel, Inc.

DG FastChannel provides innovative, technology-based solutions to help advertisers and agencies work faster, smarter and more competitively.  DG FastChannel delivers the standard in digital media services to the advertising, broadcast and publishing industries.  The Company utilizes satellite and Internet transmission technologies and has deployed a suite of digital media intelligence and asset management tools designed specifically for the advertising industry, including creative and production resources, and digital asset management. The Company has an online media distribution network used by more than 5,000 advertisers and agencies, and over 21,000 online radio, television, cable, network and print publishing destinations.  For more information visit www.dgfastchannel.com.

Safe Harbor for Forward-Looking Statements

Statements in this Press Release may contain certain forward-looking statements relating to DG FastChannel and its expectations for the proposed merger with Enliven Marketing Technologies.  All statements included in this press release concerning activities, events or developments that DG FastChannel expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that DG FastChannel’s business will have been adversely impacted during the pendency of the merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s annual report on
Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC.

About Enliven Marketing Technologies

Enliven Marketing Technologies Corporation (formerly Viewpoint Corporation) is a leading Internet Marketing Technology Company, offering Internet marketing and online advertising solutions through a powerful combination of proprietary visualization technology, and a Premium Rich Media advertising platform for the creation, delivery and reporting of PRM.  Enliven’s family of brands include Unicast, the Internet Marketing and Advertising Technology Group, and Springbox, the Creative Digital Marketing Solutions Group. The company’s technology and online advertising solutions are leveraged by some of the world’s most esteemed brands, including AOL, GE, Sony, and Toyota. More information can be found at www.enliven.com. The company has approximately 140 employees with offices in New York, NY, Los Angeles, CA, Austin, TX and London, England.

Safe Harbor for Forward-Looking Statements

Statements in this Press Release may contain certain forward-looking statements relating to Enliven Marketing Technologies and its expectations for the proposed merger with DG FastChannel.  All statements included in this Press Release concerning activities, events or developments that Enliven Marketing Technologies expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that Enliven Marketing Technologies’ business will have been adversely impacted during the pendency of the offer and the merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in Enliven Marketing Technologies’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Additional Information

In connection with the proposed merger, DG FastChannel and Enliven Marketing Technologies will file a proxy/registration statement and other related documents with the Securities and Exchange Commission (SEC).  Investors and security holders are urged to read the proxy/registration statement when it becomes available as it will contain important information about the merger and related matters.  Investors and security holders will have access to free copies of the proxy statement (when available) and other documents filed with the SEC by DG FastChannel through the SEC web site at www.sec.gov.  The proxy/registration statement and related materials may also be obtained for free (when available) from DG FastChannel, Inc. by directing a request to: DG FastChannel, Inc. Attn: Investor Relations Department, 750 West John Carpenter Freeway, Suite 700, Irving, TX  75039, telephone 972/581-2000.

Participants in the Solicitation

DG FastChannel, Enliven Marketing Technologies and their respective executive officers and directors and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DG FastChannel and Enliven Marketing Technologies’ stockholders with respect to the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective companies’ stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will also be set forth in the definitive proxy statement.  You can find information about DG FastChannel’s executive officers and directors in its definitive proxy statement filed with the SEC on May 6, 2008.  You can find information about Enliven Marketing Technology’s executive officers and directors in Amendment No. 1 to its annual report on Form 10-K filed with the SEC on April 29, 2008.

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